EXHIBIT 10.26

AMENDMENT NO. 1
TO
DEVELOPMENT AND SERVICES AGREEMENT
THIS AMENDMENT NO. 1 TO DEVELOPMENT AND SERVICES AGREEMENT (this “Amendment No. 1”) is made and entered into as of December 3, 2018 (the “Amendment No. 1 Effective Date”), by and between NeuroMetrix, Inc., a Delaware corporation (“NeuroMetrix”) and GSK Consumer Healthcare S.A. (formally known as Novartis Consumer Health S.A.), a société anonyme organized under the laws of Switzerland (“GSK”). NeuroMetrix and GSK are sometimes referred to herein individually as “Party” and collectively as “Parties.”
RECITALS
WHEREAS, NeuroMetrix and GSK are Parties to that certain Development and Services Agreement, effective as of January 12, 2018 (the “Original Agreement” and together with this Amendment No. 1, the “Agreement”) pursuant to which, among other things, GSK agreed to pay to NeuroMetrix certain milestone payments within [***] of the achievement of such milestone events;
WHEREAS, the Parties desire to amend the Original Agreement, including with respect to certain milestone events and corresponding milestone payments, and certain other provisions as more fully set forth herein; and
WHEREAS, pursuant to Section 12.11 of the Original Agreement, the Original Agreement may be amended from time to time by an instrument in writing signed on behalf of each of the Parties.
NOW, THEREFORE, in consideration of the foregoing, and the mutual promises contained herein, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the Parties hereto hereby agree as follows:
1.    The following new definitions are hereby added to Article 1 of the Original Agreement, in appropriate alphabetical and numerical order, and the Section numbers of Article 1 of the Original Agreement are hereby updated to reflect the addition of such defined terms:
“CE Marking” means the certification and marking required by the EU Medical Devices Directive for marketing and sales of medical devices in the European Union.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“Design History File” means a compilation of records which describes the design history of a finished device.
“Technical File” means the documentation which is used to show compliance of a medical device with the requirements of a specific Regulatory Authority.
2.    Section 3.9.2 of the Original Agreement is hereby amended and restated as follows:
“GSK may pay to NeuroMetrix a milestone payment (including as a pre-payment before such payment is due or pursuant to the cure provisions set forth in Section 11.2.6) (a) under Sections 6.1.1(viii) or 6.1.1(ix) with respect to [***] or (b) under Section 6.1.1(x) with respect to [***] in which case GSK’s diligence obligations pursuant to Section 3.9.1 shall be deemed permanently fulfilled with respect to [***] as applicable.”
3.    Section 6.1.1 of the Original Agreement is hereby amended and restated as follows:
“Development and Regulatory Milestones. In partial consideration of the rights granted by NeuroMetrix to GSK hereunder and subject to the terms and conditions of this Agreement, including the last sentence of this Section 6.1.1 and any right of GSK to offset amounts due from NeuroMetrix to GSK pursuant to Article 10, GSK shall pay to NeuroMetrix a milestone payment within [***] days after the achievement of each of the following milestones, calculated as follows:
(i)    receipt by GSK (a) of a [***], and (b) written confirmation by [***] that it has validated its ability to [***];
(ii)    delivery to GSK of [***] fully verified Prototypes meeting the [***] and incorporating [***];
(iii)    execution of this Amendment No. 1 by each of the Parties hereto, two million Dollars ($2,000,000) (for purposes of this Section 6.1.1(iii) only, GSK shall pay to NeuroMetrix the milestone payment within [***] after the Amendment No. 1 Effective Date);
(iv)    provided that NeuroMetrix uses good faith efforts (as determined by GSK in its sole discretion) to assist GSK in finalizing the [***], the earlier to occur of (a) the submission by GSK of the [***], or (b) [***];
(v)    receipt of the [***];
(vi)    the earlier to occur of (a) completion (as determined by GSK in its sole discretion) of the [***] (as agreed to in the Development Plan for Calendar Year [***] Development activities (as the same may be amended from time to time in accordance with the provisions of this Agreement)), or (b) submission by GSK of [***];

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(vii)    Completion and validation of the manufacturing transfer (as determined by GSK in its sole discretion), [***];
(viii)    First Commercial Sale by GSK, its Affiliate or licensee, of a Device meeting the [***];
(ix)    First Commercial Sale by GSK, its Affiliate or licensee, of a Device meeting the [***]; and
(x)    First Commercial Sale by GSK, its Affiliate or licensee, of a Device meeting the [***].
Each milestone payment in this Section 6.1.1 shall be payable only upon the first achievement of such milestone and no amounts shall be due for subsequent or repeated achievements of such milestone, whether for the same or a different Device. For the avoidance of doubt, no milestone payment shall be paid by GSK for the First Commercial Sale by GSK, its Affiliates or its licensee of a Device meeting the [***]. The maximum aggregate amount payable by GSK pursuant to this Section 6.1.1 is [***].”
4.    The Parties acknowledge and agree that as of the Amendment No. 1 Effective Date, the milestones set forth in Sections 6.1.1(i) and 6.1.1(ii) of the Agreement have been achieved, and GSK has paid the corresponding milestone amounts to NeuroMetrix in full satisfaction of GSK’s obligations set forth in such Sections 6.1.1(i) and 6.1.1(ii).
5.    Section 11.4.1(iii) of the Original Agreement is hereby amended and restated as follows:
(iii)    In the event of a termination of this Agreement by GSK pursuant to Section 11.2.2, (a) the rights and licenses granted by GSK to NeuroMetrix under Section 2.1.1 through Section 2.1.3 shall become irrevocable, (b) the rights and licenses granted by NeuroMetrix to GSK under Section 2.2 shall become irrevocable, (c) Section 3.9.1 (including GSK’s obligations thereunder) shall survive (provided that clause (a) of the proviso of Section 3.9.1 shall be of no effect), (d) GSK’s obligation to make the milestone payments set forth in Sections 6.1.1(i), 6.1.1(ii), 6.1.1(iii), 6.1.1(iv), 6.1.1(v), 6.1.1(vi) and 6.1.1(vii) shall immediately terminate; and (e) GSK’s obligation to make the milestone payments set forth in Sections 6.1.1(viii), 6.1.1 (ix) and 6.1.1(x) shall survive such termination; provided that (1) the applicable milestone amounts payable by GSK under Sections 6.1.1(viii), 6.1.1(ix) or 6.1.1(x), as applicable, shall be discounted by [***]), and (2) after reducing the amount payable pursuant to the foregoing clause (1), GSK may deduct from its milestone payment the [***].”
6.    Section 11.4.2 of the Original Agreement is hereby amended and restated as follows:

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“Termination for Failure to Agree Upon a Development Plan. In the event of a termination of this Agreement by either Party pursuant to Section 11.2.5, (a) the rights and licenses granted by GSK to NeuroMetrix under Section 2.1.1 through Section 2.1.3 shall become irrevocable, (b) the rights and licenses granted by NeuroMetrix to GSK under Section 2.2 shall become irrevocable, (c) Section 3.9.1 (including GSK’s obligations thereunder) shall survive (provided that clause (a) of the proviso of Section 3.9.1 shall be of no effect), (d) GSK’s obligation to make the milestone payments set forth in Sections 6.1.1(i), 6.1.1(ii), 6.1.1(iii), 6.1.1(iv), 6.1.1(v), 6.1.1(vi) and 6.1.1(vii) shall immediately terminate; and (e) GSK’s obligation to make the milestone payments set forth in Sections 6.1.1(viii), 6.1.1(ix) and 6.1.1(x) shall survive such termination.”
7.    Section 11.4.3 of the Original Agreement is hereby amended and restated as follows:
“Termination by NeuroMetrix for Material Breach. In the event of a termination of this Agreement by NeuroMetrix pursuant to Section 11.2.1, (a) the rights and licenses granted by GSK to NeuroMetrix under Section 2.1.1 through Section 2.1.3 shall become irrevocable, (b) the rights and licenses granted by NeuroMetrix to GSK under Section 2.2 shall become irrevocable, (c) Section 3.9.1 (including GSK’s obligations thereunder) shall survive (provided that clause (a) of the proviso of Section 3.9.1 shall be of no effect), (d) GSK’s obligation to make the milestone payments set forth in Sections 6.1.1(i), 6.1.1(ii), 6.1.1(iii), 6.1.1(iv), 6.1.1(v), 6.1.1(vi) and 6.1.1(vii) shall immediately terminate; (e) GSK’s obligation to make the milestone payments set forth in Sections 6.1.1(viii), 6.1.1(ix) and 6.1.1(x) shall survive such termination; and (f) the Restricted Period with respect to NeuroMetrix’s obligations under Section 3.10.1 shall be deemed to be terminated and the restrictions on NeuroMetrix under Section 3.10.1 shall be of no further effect.”
8.    Section 11.4.5 of the Original Agreement is hereby amended and restated as follows:
“Expiration of the Term. Upon the later of (i) expiration of the Initial Term as provided in Section 11.1 or (ii) the conclusion (without early termination) of each Renewal Term, as applicable, (a) the rights and licenses granted by GSK to NeuroMetrix under Section 2.1.1 through Section 2.1.3 shall become irrevocable, (b) the rights and licenses granted by NeuroMetrix to GSK under Section 2.2 shall become irrevocable, (c) Section 3.9.1 (including GSK’s obligations thereunder) shall survive (provided that clause (a) of the proviso of Section 3.9.1 shall be of no effect), (d) GSK’s obligation to make the milestone payments set forth in Sections 6.1.1(i), 6.1.1(ii), 6.1.1(iii), 6.1.1(iv), 6.1.1(v), 6.1.1(vi) and 6.1.1(vii) shall immediately terminate; and (e) GSK’s obligation to make the milestone payments set forth in Sections 6.1.1(viii), 6.1.1(ix) and 6.1.1(x) shall survive such termination.”
9.    Miscellaneous.
a.    No Other Modifications; Defined Terms. This Amendment No. 1 is intended to be a written instrument meeting the requirements of Section 12.11 of the Original

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Agreement. Except as otherwise provided in this Amendment No. 1, the Original Agreement shall remain in full force and effect, and is ratified and confirmed in all respects. This Amendment No. 1 shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of either Party under the Original Agreement, or alter, modify, amend or in any way affect any of the other terms, obligations or covenants contained therein. Capitalized terms used but not otherwise defined in this Amendment No. 1 shall have the meanings set forth in the Original Agreement.
b.    No Amendment. This Amendment No. 1 may not be amended or terminated except by an instrument in writing signed on behalf of each of the Parties in accordance with Section 12.11 of the Original Agreement.
c.    Counterparts. This Amendment No. 1 may be executed in one or more of counterparts (including by facsimile or electronic transmission in .pdf, .tiff or any similar format), each of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Party.
d.    Entire Agreement. Other than the Transaction Agreements (as defined in the Asset Purchase Agreement), the Confidentiality Agreements, and other related agreements, this Amendment No. 1 and the Original Agreement contain the entire agreement between the Parties with respect to the subject matter hereof.
e.    Governing Law. This Amendment No. 1 shall be governed by, and construed in accordance with, the applicable laws of the State of New York, regardless of the applicable laws that might otherwise govern under applicable principles of conflicts of applicable laws thereof.
[Signatures on following page]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Amendment No. 1 as of the Amendment No. 1 Effective Date.
GSK CONSUMER HEALTHCARE S.A.     NEUROMETRIX, INC.
By:    By:

Name:    Name:
Title:    Title:
By:

Name:
Title:

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
[Signature page to Amendment No. 1 to Development and Services Agreement]